SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 22, 2005 (November 22, 2005)

____________________________________________

Date of Report (Date of earliest event reported)

Fedders Corporation

__________________________________________

(Exact name of Registrant as specified in its charter)

Delaware	1-8831	22-2572390

(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

505 Martinsville Road Liberty Corner, New Jersey 07938-0813

(Address of principal executive offices, including zip code)

(908) 604-8686

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

On November 22, 2005, the Audit Committee of the Board of Directors of Fedders Corporation (the "Company") entered into an agreement with UHY LLP ("UHY") to retain UHY as the Company's principal independent registered public accounting firm, to audit the Company's financial statements for the fiscal year ending December 31, 2005, to provide an attestation report on management's assessment of internal control over financial reporting, and to review the Company's unaudited interim financial information with respect to its Form 10-Q reports for the periods ended March 31, June 30 and September 30, 2005 and fiscal 2006.

During the two most recent fiscal years ended December 31, 2004 and December 31, 2003, and the subsequent interim period, the Company did not consult with UHY regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDDERS CORPORATION

Dated: November 22, 2005

By: /s/ Kent E. Hansen__________

Name:	Kent E. Hansen
Title:	Executive Vice President